Exhibit 10.2


                                    TMA, INC.
                           4729 LOMAS SANTE FE STREET
                          LAS VEGAS, NEVADA 89147-6028


                                LETTER OF INTENT

November 24, 1999

Terra Moya Aqua, Inc.
Mr. Ronald J. Taylor
President
2020 Carey Avenue
Cheyenne, Wyoming 82001

     RE: PROPOSED EXCHANGE OF SHARES OF TERRA MOYA AQUA, INC., A WYOMING CORPORATION FOR SHARES OF TMA, INC., A NEVADA CORPORATION ON A SHARE FOR SHARE BASIS.

Dear Mr. Taylor:

This Letter of Intent will reflect the mutual intent of TMA, Inc., a Nevada corporation and Terra Moya Aqua, Inc., a Wyoming corporation regarding the exchange of common shares of TMA, Inc. in exchange for all of the issued and outstanding common shares of Terra Moya Aqua, Inc. on a share for share basis.

As a result of the transactions ("Transactions") contemplated by this Letter of Intent, TMA, Inc. will acquire all the outstanding shares of Terra Moya Aqua, Inc. upon the terms and conditions provided herein and any additional terms which will be set forth by mutual written consent of both corporations.

     1.   CLOSING DATE. The Closing Date shall be as soon as  practicable  after
          (i) the completion of the registration statement and subsequent listing on the NASDAQ Bulletin Board of the shares of TMA, Inc., (ii) the completion of the Private Placement, dated November 29, 1999 by Toya Moya Aqua, Inc. or (iii) any date that is mutually agreed upon in writing by both corporations.

TMA, INC.
LETTER OF INTENT
PAGE 2


     2. ACQUISITION OF STOCK. On the date of closing of this transaction, Terra Moya Aqua, Inc. will transfer to TMA, Inc. all of its issued and outstanding shares in exchange for Common Shares of TMA, Inc. This exchange is intended to qualify as a tax-free reorganization under
          Section 368 of the Internal Revenue Code of 1986, as amended and the TMA, Inc. Common Shares will be received on a tax-free basis. The TMA, Inc. Common Shares will be "restricted securities" as defined in Rule 144 under the Securities Act of 1934 and an appropriate legend will be placed on the certificates representing such shares and stop transfer orders placed against them.

     3. REGISTRATION STATEMENT. A registration statement will be filed with the Securities and Exchange Commission to register the shares of Terra Moya Aqua, Inc. that are purchased pursuant to the Private Placement dated November 29, 1999. Upon the completion of the registration statement these shares will become free trading.

     4. STOCK CONDITIONS. On the date of closing there shall be no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commissions obligating Terra Moya Aqua, Inc. to issue or transfer any additional shares of its capital stock of any class.

     5. FINANCIALS. Prior to closing, Terra Moya Aqua, Inc. will provide audited financial statements for the year ending December 31, 1999.

     6. FINDERS FEES. Both Terra Moya Aqua, Inc. and TMA, Inc. agree that no finders fees are owed. Both parties hereby indemnify and hold harmless the other party from any such obligation.

     7. BOARD OF DIRECTORS. The Board of Directors and officers of TMA, Inc. will resign upon the completion of the acquisition of Terra Moya Aqua, Inc. Upon the resignation of the current officers and directors of TMA, Inc. a new Board of Directors and officers shall be appointed. The officers and directors of Terra Moya Aqua, Inc. will become the officers and directors of TMA, Inc.

TMA, INC.
LETTER OF INTENT
PAGE 3


     8. ONE INSTRUMENT. This Letter of Intent may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9. BINDING EFFECT. The parties intend to proceed with the transactions contemplated herein. Each party shall promptly notify the other of its progress on the matters specified herein.

Sincerely,


/s/ Melanie S. Meinders                 APPROVED AND AGREED to this
--------------------------              24th day of November 1999
Melanie S. Meinders                     TERRA MOYA AQUA, INC
Chief Executive Officer

                                            /s/ Ronald J. Taylor
                                            ------------------------------------
                                        By: Ronald J. Taylor
                                            Chief Executive Officer